UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 10, 2024
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
1-3146	SOUTHWESTERN ELECTRIC POWER COMPANY	Delaware	72-0323455
333-282250-01	SWEPCO STORM RECOVERY FUNDING LLC	Louisiana	99-4619989

SOUTHWESTERN ELECTRIC POWER COMPANY	SWEPCO STORM RECOVERY FUNDING LLC
1 Riverside Plaza	428 Travis Street
Columbus, OH 43215-2373	Shreveport, Louisiana 71101
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(614) 716-1000	(318) 673-3075
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement
On December 10, 2024, Southwestern Electric Power Company (“SWEPCO”) and SWEPCO Storm Recovery Funding LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as bookrunning underwriters (the “Underwriters”), with respect to the purchase and sale of $336,700,000 aggregate principal amount of the Issuing Entity’s Series
2024-A
Senior Secured Storm Recovery Bonds (the “Bonds”) to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated as of December 18, 2024. The Bonds were offered pursuant to the prospectus dated December 10, 2024.
The Underwriting Agreement contains customary representations, warranties and agreements by SWEPCO and customary conditions to closing, indemnification obligations of SWEPCO, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A form of the Indenture (including the form of the Bonds and the Series Supplement) is annexed as Exhibit 4.1 to this Current Report on Form
8-K.
On December 9, 2024, AEP Credit, Inc. and JPMorgan Chase Bank, N.A. as administrative agent and control agent, the issuers, servicers and indenture trustees from time-to-time
party thereto, amended and restated the Intercreditor Agreement dated as of September 7, 2022 (the “Intercreditor Agreement”), annexed as Exhibit 10.4 to this Current Report on Form
8-K.
In connection with the issuance of the Bonds, SWEPCO, the Issuing Entity, U.S. Bank Trust Company, National Association, AEP Credit, Inc., and JPMorgan Chase Bank, N.A., expect to enter into a Joinder to the Intercreditor Agreement, to be dated as of December 18, 2024, which is annexed as Exhibit 10.5 to this Current Report on Form
8-K.
In connection with the issuance of the Bonds, SWEPCO and the Issuing Entity also expect to enter into a Storm Recovery Property Servicing Agreement, a Storm Recovery Property Purchase and Sale Agreement, and an Administration Agreement, each to be dated as of December 18, 2024, which are annexed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form
8-K.
Additionally, SWEPCO, as the sole member of the Issuing Entity, has entered into an Amended and Restated Limited Liability Company Operating Agreement of the Issuing Entity, dated as of December 11, 2024, which is annexed as Exhibit 3.1 hereto.

Item 9.01
Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among SWEPCO Storm Recovery Funding LLC, Southwestern Electric Power Company, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, dated December 10, 2024.

3.1	Amended and Restated Limited Liability Company Operating Agreement of SWEPCO Storm Recovery Funding LLC, dated as of December 11, 2024.

4.1	Indenture by and among SWEPCO Storm Recovery Funding LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), to be dated as of December 18, 2024.

10.1	Storm Recovery Property Servicing Agreement between SWEPCO Storm Recovery Funding LLC and Southwestern Electric Power Company, as Servicer, to be dated as of December 18, 2024.

10.2	Storm Recovery Property Purchase and Sale Agreement between SWEPCO Storm Recovery Funding LLC and Southwestern Electric Power Company, as Seller, to be dated as of December 18, 2024.

10.3	Administration Agreement between SWEPCO Storm Recovery Funding LLC and Southwestern Electric Power Company, as Administrator, to be dated as of December 18, 2024.

10.4	Intercreditor Agreement between AEP Credit, Inc. and JPMorgan Chase Bank, N.A. as administrative agent and control agent, and the issuers, servicers and indenture trustees from time to time party thereto, dated as of December 9, 2024.

10.5	Joinder to Intercreditor Agreement between Southwestern Electric Power Company, as the Company, Securitization Property Servicer and Receivables Sub-Servicer, SWEPCO Storm Recovery Funding LLC, as a Bond Issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee, to be dated as of December 18, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL doc u ment).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: December 12, 2024

SOUTHWESTERN ELECTRIC POWER COMPANY

By:	/s/ Noah K. Hollis
Noah K. Hollis
Vice President of Finance and Treasury

SWEPCO STORM RECOVERY FUNDING LLC

By:	/s/ Noah K. Hollis
Noah K. Hollis
Manager